                                                 ARIEL MUTUAL FUNDS
                                                 Quarterly Report
                                                 June 30, 2000





                           THE PATIENT INVESTOR [LOGO]






                                                 Ariel Fund
                                                 Ariel Appreciation Fund
                                                 Ariel Premier Bond Fund

JOHN W. ROGERS, JR. ELECTED TO ARIEL
MUTUAL FUNDS' BOARD OF DIRECTORS

We are pleased to announce Ariel Mutual Funds' Board of Trustees has appointed John W. Rogers, Jr. as a new director as of May 23, 2000. As founder and chief executive officer of Ariel Capital Management, Inc. and portfolio manager of Ariel Fund, John's perspective will be indispensable.

Ariel Investment Trust
307 North Michigan Avenue
Suite 500
Chicago, Illinois 60601
800.292.7435
312.726.0140
www.arielmutualfunds.com

                                TABLE OF CONTENTS

FOR MORE INFORMATION ABOUT ARIEL MUTUAL FUNDS, INCLUDING MANAGEMENT FEES, EXPENSES AND POTENTIAL RISKS, PLEASE SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. ARIEL DISTRIBUTORS, INC.

PERFORMANCE DATA PROVIDED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTING IN SMALL AND MID-CAP STOCKS MAY BE MORE RISKY AND MORE VOLATILE THAN INVESTING IN LARGE CAP STOCKS.

         The Patient Investor                           2

         Company in Focus                               6

         Company Updates                                8

         Ariel Equity Funds                            10

         Schedule of Equity Investments                12

         Equity Statistical Summary                    16

         Ariel Premier Bond Fund                       18

         Schedule of Bond Investments                  20

         Board of Trustees                             25

                      SLOW AND STEADY WINS THE RACE.-AESOP

                   THE PATIENT INVESTOR-Registered Trademark-
                                     [LOGO]

DEAR FELLOW SHAREHOLDER: For the quarter ended June 30, 2000, the small-cap value stocks of Ariel Fund rose +14.03%. As means of comparison, over this same three-month period, the Russell 2000 Index fell -3.78% while the Russell 2000 Value Index rose +1.95%. This second quarter move brings the fund's year-to-date return to +9.23% versus +3.04% for the Russell 2000 Index and +5.85% for the Russell 2000 Value Index. As for our mid-cap value portfolio, Ariel Appreciation Fund also witnessed a more favorable investment environment during the second quarter with a +4.56% gain versus a -4.51% loss for the Russell Midcap Index and a -1.68% drop for the Russell Midcap Value Index. This second quarter rise leaves Ariel Appreciation Fund with a year-to-date return of +0.68%--still lagging the +5.12% six-month result of the more aggressive Russell Midcap Index yet ahead of the more style-similar Russell Midcap Value's -0.69% return.

An explanation of the factors driving broad stock market performance during the second quarter is clear and fairly simple--as the technology sector was toppled by its own excess, a flight to quality ensued. More specifically, tech's quick and dramatic turn negatively impacted the entire U.S. stock market and especially punished momentum investors heavily weighted in the most popular aggressive growth stocks. Perhaps not surprisingly, the incredibly expensive Internet stocks lacking profits, experienced management teams and differentiated products, proved to be the most vulnerable--many with share prices now off as much as 90% from their highs, some gone forever. Headlines in such publications as MUTUAL FUNDS MAGAZINE proclaiming "Tech is Toast," characterized and simultaneously helped fuel investor angst, which ultimately contributed to the severity of the sell-off. Against this backdrop, with the stock market "rediscovering the quaint 20th century notion of earnings" (according to one WALL STREET JOURNAL writer) as well as the seemingly lost concept of risk, value investing appears to be rising from the ashes.

TAKEOVERS TAKE OVER

In our first quarter report, we suspected a reality check was at hand and that value investing was poised for a comeback. Accordingly, in our March 31, 2000 letter we wrote, "...we do believe a sea change is occurring--one that will bring rational, reasonable values back to this market and reward solid performance, strong franchises and profitable, growing businesses." And so, our recent out-performance directly resulted from a diligent adherence to timeless value investing traditions. These core tenets of value investing--buying stocks when they are unpopular and inexpensive; buying great businesses with strong brands or franchises; buying companies run by talented, experienced leaders; waiting patiently for the market to recognize the value--certainly helped insulate our portfolios from this year's hot stock backlash.

In addition to downside protection, a number of our holdings performed quite well when their value was unlocked as a result of being taken over. In our March quarter-end letter, our view was that "[T]he growing emphasis on maximizing shareholder value in corporate boardrooms across the country should certainly increase our chances for market beating performance in the future." Furthermore, we stated, "[O]ur optimism is heightened by the fact that company management teams realize their stocks are excessively cheap and are exploring all possibilities to maximize shareholder value including going private, being acquired and a host of other strategic alternatives."

Thus, for the quarter and six months ended June 30, our results were boosted by a spate of takeovers. Specifically, in both Ariel Fund and Ariel Appreciation Fund, we benefited from the announced acquisition of long-time favorite, Central Newspapers, Inc. (NYSE: ECP), by Gannett, Inc. (NYSE: GCI) at $64 a share--a large premium over its $31.50 per share price at the time of announcement. In addition, the purchase of refrigeration systems manufacturer, Hussmann International Inc. (NYSE: HSM), by Ingersoll-Rand, Inc. (NYSE: IR) for $29 a share offered another nice performance lift--Hussmann shares traded at $13.38 at the time. Moreover, Ariel Fund's ownership of specialty contact lens manufacturer, Wesley Jessen VisionCare Inc. (OTC: WJCO), proved quite profitable as the stock surged from a 52-week low of $22 to $38.30 per share on the news of its acquisition by Swiss-based health care giant, Novartis (NYSE: NVS). Given our focused approach and the resulting portfolio concentration, all of the aforementioned positions were sizable and thus the impact of the premiums paid was meaningful. One unintended consequence of these simultaneous transactions is a higher than normal cash level in Ariel Fund at quarter-end which you can expect to settle back as we re-deploy the assets into other opportunities.

CENTRAL NEWSPAPERS--PATIENT INVESTING MAKES HEADLINES

A spotlight on the Central Newspapers, Inc. transaction offers an excellent example of our conservative and disciplined, patient investing approach. The stock was one of our favorites and fit the mold of a classic Ariel holding. We initiated a position in Central in 1990--a year after this 65 year-old company sold its first shares to the public. A bit sleepy but with a strong Indianapolis- and a coveted Phoenix-based newspaper property--the company was run more like the family-owned venture that it had been for most of its history than as a new publicly-traded enterprise. Initially, we were attracted to Central's consistent, recurring revenues and excellent cash flow. Additionally, we recognized that while the franchise was certainly strong, a great deal of its value had yet to be unleashed. We saw a good opportunity to benefit from the enhanced profitability that could be derived from a dynamic corporate leader employing even stronger financial controls.

In 1991, the leadership we hoped for arrived when Louis "Chip" Weil, III--a third generation newspaper man--was brought in to run the company from TIME magazine, where he had served as Publisher. Somewhat constrained in his actions by the language of a trust that controlled 78% of the company's voting shares and sought to preserve family control of the business, Chip slowly and surely gained the respect of the active members of the founding Pulliam family. Thus, with ever growing control of the business, he went about the task of enhancing shareholder value in many of the ways we had hoped. During his tenure, he cut costs by shuttering the waning afternoon PHOENIX GAZETTE and INDIANAPOLIS NEWS; added the 40,000 circulation ALEXANDRIA DAILY TOWN TALK (LA) to the Central News properties; diversified the company outside of print with investments in job placement businesses tied to the Internet; and bought back over $500 million worth of Central Newspapers shares.

Despite the soundness of the strategies employed and the fact that Central's profits and sales had risen every year since 1992, its stock price continued to trade well below the full value of the business. Against this backdrop, we continued to view Central as an undervalued gem. As Bloomberg.com, the business news website, pointed out, "Newspapers are valued on cash flow, which is defined as earnings before interest, taxes, depreciation and amortization... Newspapers are selling for as much as 12 or 14 times cash flow. [Yet], Central Newspapers' stock, by comparison, has been trading as low as five times cash flow."

All of this changed in early June 2000. Although the company was coming off of its best year financially with record sales and profits, its shares were down 20 percent year-to-date and at $31.50, way off their October 1999 high of $45. Frustrated by this stalled stock price and convinced that growth would only come from bigger scale, Chip Weil announced Central was for sale. This news came on the heels of the Tribune Company's takeover of the Los Angeles-based Times-Mirror, another valuable newspaper property that also had been controlled by a family trust believed to be legally constrained from sale. With Chip's announcement, Central News shares immediately shot up 65%. Bids were collected over the following weeks and ultimately, Gannett emerged as the winner at a per share price of $64 or $2.6 billion--the second-highest price ever paid for a newspaper company. (It is worth noting that our analyst, John Miller, was quite close in his own assessment of the company's worth, having established a private market value of $67 per share for the company. He was even closer in his valuation of Hussmann International--a company whose full value he pegged at $28.76, just shy of its $29 take-out price.)

Over the decade that we held shares in Central Newspapers, we remained steadfast in our belief in the value of the franchise. Accordingly, through the years we took advantage of vagaries in the stock price by buying more shares when rising newsprint prices threatened profits as well as when overblown fears about the affect of the Internet on the business generated a loss of investor confidence. Through these periods and others, we never wavered in our belief that Central's newspaper monopolies in Indianapolis and Phoenix could not be replicated and that its seasoned management team would steer it through the normal ups and downs that all businesses confront. In the end, our ten years of patience were well rewarded. Our first Central shares were purchased at a split-adjusted price of $8.41, having thereby risen 661% over our entire holding period, offering a great lesson in patient, value investing.

As a growing number of our company management teams study the critical ways they might be able to enhance shareholder value, we are increasingly optimistic about the future. In today's environment where such great discrepancies continue to exist between the value of our niche, franchise businesses and their day-to-day stock prices, we are pleased to see more and more companies acting in the best interest of their shareholders. With this said, there are one or two specific holdings where we have some concerns about management priorities and are contemplating a more active effort to encourage their boards and management teams to realize value for their shareholders.

Money management is a humbling business and so, once again, we appreciate your patient view as well as the opportunity to serve you. As always, we welcome any questions or comments you might have.

Sincerely,

/s/ John W. Rogers, Jr.        /s/ Eric T. McKissack

John W. Rogers, Jr.            Eric T. McKissack, CFA
Portfolio Manager              Portfolio Manager
Ariel Fund                     Ariel Appreciation Fund

THE FUNDS' PORTFOLIO SECURITIES AS OF JUNE 30, 2000, INCLUDING THE SECURITIES DISCUSSED IN THIS LETTER, ARE LISTED IN THE SCHEDULE OF INVESTMENTS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

                                                            COMPANY

        MATTHEWS
INTERNATIONAL CORPORATION

        Two NorthShore Center
         Pittsburgh, PN 15212
               (412) 442-8200
www.matthewsinternational.com

MATTHEWS INTERNATIONAL CORP. (NASDAQ: MATW) Matthews International Corp. designs and manufactures custom-made products that identify people, places and products. The company consists of three business divisions: Bronze, Graphics Imaging and Marking Products. Its largest segment, the Bronze division, is the leading manufacturer of bronze memorial products (cemetery plaques and urns, including Elvis Presley's grave marker), a leading manufacturer of commemorative items (building plaques and monuments) and a leading builder of mausoleums in the United States. The Graphics Imaging group manufactures printing plates, pre-press services and imaging systems for the packaging industry. The Marking Products division designs, manufactures and distributes marking equipment and materials to label a wide range of specialty products such as soda cans, automobile tires and computers.

REASONS FOR RECOMMENDATION

A DOMINANT FRANCHISE IN ITS CORE BUSINESS

With approximately 60% market share, Matthews has a dominant presence in bronze deathcare products, its core business. The company has the ability to set prices in this business and has very limited competition. The deathcare market is extremely consistent and predictable; earns very attractive rates of return; requires extremely little capital reinvestment; and has significant barriers to entry. In fact, our research suggests it would be very difficult for a new competitor to enter this market and threaten Matthews' dominance. Through several sources of independent verification, including customer testimony, we confirmed that Matthews' products are considered to be the "Cadillac" of its industry. Long-term, the business has positive demographic and industry trends working in its favor, including an aging baby-boom generation as well as increasing popu-

IN FOCUS

larity of flat bronze memorials (Matthews' specialty) as opposed to headstones.

FAVORABLE ECONOMICS AND REASONABLE GROWTH PROSPECTS

Matthews' overall economics are extremely attractive. Its margins and returns on the business have been both consistent and steadily improving over the past few years. The company has employed very little debt to achieve these returns and the balance sheet remains attractive. Additionally, management has demonstrated an adept ability to allocate the significant free cash flow the business generates to repurchase stock, make acquisitions, and invest in new growth initiatives. While the deathcare supply business is not an inherently high-growth industry, Matthews has an ability to grow its business at a reasonable rate and further expand its margins. We believe management's continued judicious allocation of capital will translate into continued earnings per share growth of 13-15% over the next 5 years.

COMPELLING VALUATION

Matthews stock suffered over the past 18 months as it was grouped with other service providers in the deathcare industry. Specifically, funeral home consolidators struggled as this highly competitive, low barrier to entry business collapsed. Although Matthew's financial results were stable during this period, its stock fell in sympathy. The stock receives very little attention from Wall Street analysts and as a result, is not well understood. We initiated a position in Matthews when the stock was trading under $23. Although the stock has recently appreciated to $28, it is still a bargain as it trades at 13.8 times our forward 12-month cash earnings estimate, 6.8 times cash flow, and at a 28% discount to our estimate of its private market value of $39 per share. We recommend investors buy Matthews International.

                                                            COMPANY

MBIA  [LOGO]

 113 King Street
Armonk, NY 10504
  (914) 273-4545
    www.mbia.com


MBIA, INC. (NYSE: MBI) Profitable, stable, and temporarily misunderstood, MBIA is a fine example of the type of business in which we seek to invest. The company's primary business is providing financial guarantee insurance. Historically, MBIA's largest customers have been municipalities who use the insurance to lower financing costs on public projects such as building hospitals.

As demand has leveled off, investors have feared that MBIA would struggle to maintain 12-15% earnings per share growth. This skepticism coupled with additional operating issues caused the stock to fall to a low of $36 in late February of 2000. We welcomed the opportunity to add to our investment at these appealing levels. MBIA has a rock-solid, AAA-rated balance sheet, growth opportunities in international and asset-backed markets and an adept CEO, Jay Brown, who understands how an insurance company creates value. Moreover, the accounting rules governing MBIA's niche industry allow it to "lock-in" the majority of next year's profits, and so we believe the future bodes well.

Now trading at approximately $50 per share, the stock has recovered from last winter's low and we have been rewarded for our patience. Despite this rise in stock price, the company still trades at a very modest multiple--nine times next year's cash earnings. We remain bullish on the prospects for MBIA, and we recommend investors hold their positions.


INVEST WITH CONFIDENCE
T. ROWE PRICE [LOGO]

100 East Pratt Street
 Baltimore, MD 21202
  (410) 345-2000
 www.troweprice.com

T. ROWE PRICE ASSOCIATES (OTC: TROW) T. Rowe Price's seasoned management team continues to focus on increasing assets under management while delivering superior investment performance and top tier customer service. Most significantly, the company recently announced its decision to buy out its joint venture, Rowe Price-Fleming International, with a price tag of approximately $700 million, increasing its ownership stake from 50% to 100%. As a result of this purchase, T. Rowe Price's exposure to the rapidly growing international markets will double. Even after the deal is completed, T. Rowe Price's balance sheet will remain exceptionally strong. Also of note is the company's successful growth initiative to add several of its funds to selected offering lists of financial intermediaries, a large and rapidly growing channel of distribution. Additionally, the company's vast direct sales efforts have increased its assets under management to almost $200 billion.

Although we cannot expect T. Rowe Price's growth to be smooth due to the vagaries of the global stock and bond markets, it remains a highly profitable company with excellent long-term prospects. The shares have recently appreciated to an approximate price of $42, and we recommend investors maintain their positions in this attractive and distinguished franchise.

UPDATES

Libbey-Registered Trademark-  [LOGO]

420 Madison Avenue
    P.O. Box 10060
  Toledo, OH 43699
    (419) 727-2100
    www.libbey.net


LIBBEY, INC. (NYSE: LBY) We met with Libbey's management for almost two days at Vitrocrisa--its joint venture partner's headquarters in Monterrey, Mexico. The forum showcased the joint venture in which Libbey owns a 49% interest. With revenues of $190 million and an operating margin of 21%, Vitrocrisa dominates Mexico's retail and food-service glassware markets. In fact, its market share in Mexico exceeds 70%, and it also exports to the U.S. and other Latin American countries.

Libbey's core U.S. business is also doing extremely well. Both its food-service and retail segments are thriving, as the past three years' cost cutting and efficiency enhancing programs are favorably impacting profitability.

Libbey should not have a problem meeting or exceeding our 2000 earnings per share estimate of $3.00, which is a 14% increase over 1999's $2.63. This is particularly impressive given this year's sharp rise in raw material costs and natural gas prices. Over the next three years, we expect earnings per share to grow at a compounded rate of 12% or better.

Despite this positive news, Libbey's stock sells at only eleven times this year's estimated earnings per share--a very compelling valuation. We recommended investors add to their positions.


       [LOGO]

18 Loveton Circle
 Sparks, MD 21152
   (410) 771-7301
www.mccormick.com


MCCORMICK & COMPANY, INC. (NYSE: MKC) After spending an entire May afternoon with McCormick management, we left more confident than ever about the superior quality of this undervalued franchise and the strength of its energized management team. Company and industry fundamentals remain strong with several top-line growth opportunities. As the dominant leader in the spice and seasoning category, McCormick should benefit from the 3-5% annual increase in domestic spice consumption, along with the ongoing rollout of its Quest program (which offers everyday low pricing for its retail customers), as well as new product introductions.

Earlier this year, the company was out of favor with Wall Street and investors alike, as the earnings outlook was dismal for most food product stocks. Despite this difficult environment, McCormick continued to deliver one of the strongest growth rates in the group. With its branded, niche product line, we believe McCormick is an attractive candidate for acquisition.

Just recently, McCormick announced it arrived at an agreement to buy Ducros, the world's second-largest spice maker--its first major acquisition in a decade. This acquisition will immediately boost the company's presence in Europe where it currently holds the number three market-share position.

Currently trading at a sizeable discount to our estimated private market value of $45, we recommend investors add to their positions in McCormick.

                              TEN LARGEST HOLDINGS
                               as of June 30, 2000

1      CENTRAL NEWSPAPERS, INC.
       Leading media company with daily newspapers in Phoenix and Indianapolis

2      ROUSE CO.
       Retail mall developer

3      SPECIALTY EQUIPMENT COS.
       Manufacturer of commercial and institutional food service equipment

4      LEE ENTERPRISES
       Diversified media company

5      LITTELFUSE, INC.
       Largest global manufacturer of circuit protection devices

6      HASBRO, INC.
       Prominent toy manufacturer

7      MCCORMICK & CO., INC.
       World's largest spice company

8      MBIA, INC.
       Leading insurer of municipal bonds

9      BRADY CORP.
       Manufacturer and distributor of niche industrial safety-related products

10     INTERNATIONAL GAME TECHNOLOGY
       World's leading supplier of computerized gaming devices


      ARIEL FUND
       Inception
November 6, 1986

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2000 (assume reinvestment of dividends and capital gains) Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

----------------------------------------------------------------------------------------------------------------
                          2nd Quarter     YTD        1 Year       3 Year      5 Year     10 Year   Life of Fund
----------------------------------------------------------------------------------------------------------------
ARIEL FUND                  +14.03%      +9.23%      +1.21%      +10.60%     +16.03%     +11.29%     +13.78%
----------------------------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX           -3.78%      +3.04%     +14.32%      +10.57%     +14.27%     +13.56%     +12.00%
----------------------------------------------------------------------------------------------------------------
RUSSELL 2000 VALUE INDEX     +1.95%      +5.85%      -0.94%       +3.84%     +11.70%     +13.15%     +11.74%
----------------------------------------------------------------------------------------------------------------

ARIEL FUND PORTFOLIO COMPOSITION

CONSUMER DISCRETIONARY & SERVICES                             35.34%
CONSUMER STAPLES                                               6.84%
FINANCIAL SERVICES                                            11.81%
MATERIALS AND PROCESSING                                      10.31%
PRODUCER DURABLES                                             15.27%
TECHNOLOGY                                                     4.46%
HEALTH CARE                                                    0.00%
UTILITIES                                                      0.00%
CASH & OTHER                                                  15.97%
INTEGRATED OILS                                                0.00%
OTHER ENERGY                                                   0.00%
AUTOS & TRANSPORTATION                                         0.00%

RUSSELL 2000 PORTFOLIO COMPOSITION
CONSUMER DISCRETIONARY & SERVICES                              16.2%
CONSUMER STAPLES                                                2.3%
FINANCIAL SERVICES                                             17.8%
MATERIALS AND PROCESSING                                        8.4%
PRODUCER DURABLES                                               9.0%
TECHNOLOGY                                                     20.2%
HEALTH CARE                                                    12.4%
UTILITIES                                                       6.8%
CASH & OTHER                                                    1.0%
INTEGRATED OILS                                                 0.0%
OTHER ENERGY                                                    3.0%
AUTOS & TRANSPORTATION                                          2.9%

[GRAPH]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL FUND AND COMPARABLE INDICES*

DATE          ARIEL FUND        S&P 500            RUSSELL 2000
1986           $10,000          $10,000              $10,000
1987           $11,367          $10,256               $8,860
1988           $15,905          $11,960              $11,065
1989           $19,900          $15,749              $12,863
1990           $16,699          $15,260              $10,354
1991           $22,163          $19,910              $15,122
1992           $24,763          $21,427              $17,906
1993           $26,924          $23,587              $21,292
1994           $25,786          $23,897              $20,904
1995           $30,581          $32,878              $26,849
1996           $37,747          $40,426              $31,279
1997           $51,502          $53,914              $38,274
1998           $56,595          $69,320              $37,300
1999           $53,335          $83,912              $45,228
Jun-00         $58,255          $83,556              $46,602

ARIEL FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED COMPANIES IN CONSISTENT INDUSTRIES THAT SHOW STRONG POTENTIAL FOR GROWTH. THE FUND LOOKS FOR ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND GENERALLY HOLDS INVESTMENTS FOR A RELATIVELY LONG PERIOD, USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN COMPANIES WITH MARKET CAPITALIZATIONS UNDER $1.5 BILLION WITH AN EMPHASIS ON SMALLER CAPITALIZATION (SMALL-CAP) STOCKS.


*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 2000 Index measures the performance of smaller companies. The Russell 2000 Value Index measures the performance of smaller, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged and returns include reinvested dividends. An investor cannot invest directly in an index.

ARIEL APPRECIATION
              FUND
         Inception
  December 1, 1989

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2000 (assume reinvestment of dividends and capital gains) Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

------------------------------------------------------------------------------------------------------------------
                            2nd Quarter     YTD        1 Year       3 Year      5 Year     10 Year   Life of Fund
------------------------------------------------------------------------------------------------------------------
ARIEL APPRECIATION FUND        +4.56%      +0.68%      -9.86%      +11.84%     +17.56%     +12.54%     +12.94%
------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP INDEX           -4.51%      +5.12%      +12.64%     +16.16%     +18.74%     +16.54%     +15.72%
------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP VALUE INDEX     -1.68%      -0.69%      -7.91%      +6.95%      +13.71%     +14.22%     +13.06%
------------------------------------------------------------------------------------------------------------------


[GRAPH]

ARIEL APPRECIATION FUND
PORTFOLIO COMPOSITION
CONSUMER DISCRETIONARY & SERVICES                             36.27%
FINANCIAL SERVICES                                            23.94%
CONSUMER STAPLES                                              12.55%
PRODUCER DURABLES                                              8.78%
MATERIALS AND PROCESSING                                       5.85%
HEALTH CARE                                                    5.35%
UTILITIES                                                      3.62%
CASH & OTHER                                                   2.16%
TECHNOLOGY                                                     1.48%
INTEGRATED OILS                                                0.00%
OTHER ENERGY                                                   0.00%
AUTOS & TRANSPORTATION                                         0.00%


RUSSELL MIDCAP PORTFOLIO COMPOSITION
CONSUMER DISCRETIONARY & SERVICES                              14.8%
FINANCIAL SERVICES                                             16.1%
CONSUMER STAPLES                                                4.0%
PRODUCER DURABLES                                               6.3%
MATERIALS AND PROCESSING                                        5.5%
HEALTH CARE                                                     9.8%
UTILITIES                                                      10.5%
CASH & OTHER                                                    0.9%
INTEGRATED OILS                                                 1.3%
TECHNOLOGY                                                     20.6%
OTHER ENERGY                                                    5.4%
AUTOS & TRANSPORTATION                                          4.8%

[GRAPH]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL APPRECIATION FUND AND COMPARABLE INDICES*

DATE               APP              S&P        RUSSELL MID CAP
1989           $10,000          $10,000              $10,000
1990            $9,902           $9,922               $9,006
1991           $13,184          $12,945              $12,744
1992           $14,930          $13,932              $14,826
1993           $16,115          $15,336              $16,947
1994           $14,763          $15,539              $16,592
1995           $18,330          $21,378              $22,308
1996           $22,677          $26,286              $26,547
1997           $31,283          $35,056              $34,247
1998           $37,398          $45,074              $37,705
1999           $35,981          $54,559              $44,579
Jun-00         $36,225          $54,327              $46,861

ARIEL APPRECIATION FUND ALSO PURSUES LONG-TERM CAPITAL APPRECIATION BY INVESTING IN UNDERVALUED FIRMS WITH GROWTH POTENTIAL. LIKE ARIEL FUND, THIS FUND SEEKS OUT ISSUERS THAT PROVIDE QUALITY PRODUCTS OR SERVICES. TO CAPTURE ANTICIPATED GROWTH, THE FUND WILL ALSO HOLD INVESTMENTS FOR A RELATIVELY LONG PERIOD - USUALLY THREE TO FIVE YEARS. THE FUND PRIMARILY INVESTS IN SMALL AND MIDSIZE COMPANIES WITH MARKET CAPITALIZATIONS FROM $200 MILLION TO $5 BILLION, WITH AN EMPHASIS ON MEDIUM CAPITALIZATION (MID-CAP) STOCKS.

*Statistics represent past performance which is not indicative of future results. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell Midcap Index measures the performance of small and mid-sized companies. The Russell Midcap Value Index measures the performance of small and mid-sized, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged and returns include reinvested dividends. An investor cannot invest directly in an index.

TEN LARGEST HOLDINGS
as of June 30, 2000

1      CENTRAL NEWSPAPERS, INC.
       Leading media company with daily newspapers in Phoenix and Indianapolis

2      ROUSE CO.
       Retail mall developer

3      HOUGHTON MIFFLIN CO.
       Leading publisher of educational textbooks and multimedia products

4      MBIA, INC.
       Leading insurer of municipal bonds

5      EQUIFAX, INC.
       Consumer credit and check processing services company

6      INTERNATIONAL GAME TECHNOLOGY
       World's leading supplier of computerized gaming devices

7      MCCORMICK & CO., INC.
       World's largest spice company

8      HERMAN MILLER, INC.
       One of the country's largest manufacturers of office furniture

9      HASBRO, INC.
       Prominent toy manufacturer

10     CENTURYTEL, INC.
       Diversified telecommunications company

SCHEDULE OF INVESTMENTS

ARIEL FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

     Number      COMMON STOCKS-84.03%                       Cost         Market Value
    of Shares
                 CONSUMER DISCRETIONARY--35.34%
     545,333     Bob Evans Farms, Inc.                   $8,435,763       $8,145,912
     252,600     Central Newspapers, Inc., Class A        3,100,901       15,976,950
     263,100     Department 56, Inc.*                     8,535,654        2,894,100
      16,600     Grey Advertising, Inc.                   5,986,905        8,632,000
     733,325     Hasbro, Inc.                            10,373,873       11,045,708
     393,100     International Game Technology*           6,761,706       10,417,150
     494,500     Lee Enterprises                         13,054,004       11,528,031
     507,750     Leggett & Platt, Inc.                    6,825,118        8,377,875
     211,500     Libbey, Inc.                             7,521,187        6,794,437
      45,000     Matthews International Corp.             1,178,456        1,305,000
     518,250     ServiceMaster Co.                        6,395,423        5,895,094
                                                       ------------     ------------
                                                         78,168,990       91,012,257
                                                       ------------     ------------

                 CONSUMER STAPLES--6.84%
     311,900     Longs Drug Stores Corp.                  6,673,461        6,783,825
     333,100     McCormick & Co., Inc.                    8,888,508       10,825,750
                                                       ------------     ------------
                                                         15,561,969       17,609,575
                                                       ------------     ------------

     Number      COMMON STOCKS-84.03% (cont)               Cost         Market Value
    of Shares
                 FINANCIAL SERVICES--11.81%
      94,600     Arthur J. Gallagher & Co.               $1,821,142       $3,973,200
     387,950     HCC Insurance Holdings, Inc.             5,370,920        7,322,556
     411,675     Horace Mann Educators Corp.              9,779,850        6,175,125
     220,900     MBIA, Inc.                               8,515,171       10,644,619
      68,000     Urban Shopping Centers                   2,280,147        2,290,750
                                                       ------------     ------------
                                                         27,767,230       30,406,250
                                                       ------------     ------------

                 MATERIALS AND PROCESSING--10.31%
     322,400     Brady Corp.                              7,986,505       10,478,000
     143,900     Hunt Corp.                               1,916,478        1,492,963
     630,100     Interface, Inc., Class A                 3,677,395        2,402,256
     491,900     Rouse Co.                                9,660,971       12,174,525
                                                       ------------     ------------
                                                         23,241,349       26,547,744
                                                       ------------     ------------

                 PRODUCER DURABLES--15.27%
     262,170     General Binding Corp.                    4,608,893        1,753,262
     252,300     Graco, Inc.                              7,633,435        8,199,750
     269,700     IDEX Corp.                               6,848,668        8,512,406
     357,900     Miller (Herman), Inc.                    6,138,750        9,260,662
     427,575     Specialty Equipment Cos., Inc.*          5,664,288       11,597,972
                                                       ------------     ------------
                                                         30,894,034       39,324,052
                                                       ------------     ------------

                 TECHNOLOGY--4.46%
     234,500     Littelfuse, Inc.*                        5,923,529       11,490,500
                                                       ------------     ------------

                 Total Common Stocks                    181,557,101      216,390,378
                                                       ------------     ------------

  Principal      REPURCHASE AGREEMENT-16.42%               Cost         Market Value
   Amount
 $42,274,231     State Street Bank & Trust
                 Company Repurchase Agreement,
                 4.25%, dated 6/30/2000, repurchase
                 price $42,289,203, maturing
                 7/3/2000 (collateralized by U.S.
                 Treasury Note, 7.25%,
                 5/15/2004)                             $42,274,231      $42,274,231
                                                       ------------     ------------

                 Total Repurchase Agreement              42,274,231       42,274,231
                                                       ------------     ------------

                 Total Investments-100.45%             $223,831,332      258,664,609
                                                       ============

                 Liabilities less Other Assets-(0.45)%                    (1,170,325)
                                                                        ------------

                 NET ASSETS-100.00%                                     $257,494,284
                                                                        ============

*Non-income producing

ARIEL APPRECIATION FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

     Number      COMMON STOCKS-99.39%                                 Cost         Market Value
    of Shares
                 CONSUMER DISCRETIONARY--36.27%
     195,500     Bob Evans Farms, Inc.                             $3,772,410       $2,920,281
     235,050     Carnival Corp.                                     3,637,071        4,583,475
     218,500     Central Newspapers, Inc., Class A                  5,959,323       13,820,125
     204,800     Galileo International, Inc.                        8,260,367        4,275,200
     228,250     Harte-Hanks, Inc.                                  1,428,416        5,706,250
     741,350     Hasbro, Inc.                                      11,968,094       11,166,584
     270,700     Houghton Mifflin Co.                               9,093,401       12,638,306
     459,900     International Game Technology*                     7,279,707       12,187,350
     419,000     Lee Enterprises                                   11,662,599        9,767,937
     493,945     Leggett & Platt, Inc.                              5,816,207        8,150,092
     136,600     Libbey, Inc.                                       4,587,760        4,388,275
     144,100     McClatchy Company                                  4,840,905        4,773,313
     330,700     Newell Rubbermaid, Inc.                            9,237,468        8,515,525
     147,300     Tribune Co.                                        4,604,500        5,155,500
                                                                  -----------      -----------
                                                                   92,148,228      108,048,213
                                                                  -----------      -----------

                 CONSUMER STAPLES--12.55%
     218,272     The Clorox Co.                                     6,962,153        9,781,314
     329,440     Longs Drug Stores Corp.                            7,637,019        7,165,320
     368,195     McCormick & Co., Inc.                              9,638,094       11,966,337
     684,900     Whitman Corp.                                     11,249,825        8,475,638
                                                                  -----------      -----------
                                                                   35,487,091       37,388,609
                                                                  -----------      -----------

     Number      COMMON STOCKS-99.39% (cont)                           Cost         Market Value
    of Shares
                 FINANCIAL SERVICES--23.94%
      90,500     Arthur J. Gallagher & Co.                         $1,660,203       $3,801,000
     468,500     Equifax, Inc.                                     14,246,727       12,298,125
     263,800     Franklin Resources, Inc.                           8,667,373        8,012,925
     145,100     H & R Block, Inc.                                  4,719,181        4,697,613
     261,300     MBIA, Inc.                                        11,021,017       12,591,394
     382,700     MBNA Corp.                                         5,982,140       10,380,737
     186,500     SunGard Data Systems, Inc.*                        5,240,332        5,781,500
     114,600     T. Rowe Price Associates, Inc.                     4,491,481        4,870,500
     164,400     XL Capital Ltd.                                    9,347,522        8,898,150
                                                                  -----------      -----------
                                                                   65,375,976      71,331,944
                                                                  -----------      -----------

                 HEALTH CARE--5.35%
      98,900     Cardinal Health, Inc.                              3,990,388        7,318,600
     435,100     Sybron International Corp.*                        6,684,954        8,620,419
                                                                  -----------      -----------
                                                                   10,675,342       15,939,019
                                                                  -----------      -----------

                 MATERIALS AND PROCESSING--5.85%
      69,900     Avery Dennison Corp.                               4,226,327        4,692,038
     514,700     Rouse Co.                                          8,962,269       12,738,825
                                                                  -----------      -----------
                                                                   13,188,596       17,430,863
                                                                  -----------      -----------


                 OTHER--1.55%
     200,750     Fortune Brands, Inc.                               5,605,487        4,629,797
                                                                  -----------      -----------

     Number      COMMON STOCKS-99.39% (cont)                           Cost         Market Value
    of Shares
                 PRODUCER DURABLES--8.78%
     453,100     Miller (Herman), Inc.                             $8,549,312      $11,723,963
     216,800     Pitney Bowes, Inc.                                 8,964,609         8,672,000
     212,000     Specialty Equipment Cos., Inc.*                    2,513,609        5,750,500
                                                                  -----------      -----------
                                                                   20,027,530       26,146,463
                                                                  -----------      -----------
                 TECHNOLOGY--1.48%
      90,125     Littelfuse, Inc.*                                  2,033,276        4,416,125
                                                                  -----------      -----------

                 UTILITIES--3.62%
     374,925     CenturyTel, Inc.                                   6,308,382       10,779,094
                                                                  -----------      -----------

                 Total Common Stocks                              250,849,908      296,110,127
                                                                  -----------      -----------


                 Total Investments-99.39%                        $250,849,908      296,110,127
                                                                  ===========
                 Other Assets less Liabilities-0.61%                                 1,803,536
                                                                                   -----------


                 NET ASSETS-100.00%                                               $297,913,663
                                                                                   ===========


*Non-income producing

                           EQUITY STATISTICAL SUMMARY

ARIEL FUND
(UNAUDITED)

                                                                           Earnings Per Share
                                                                           ------------------
                                                            52 - Week
                                                              Range           1999       2000       1999       2000      Market
                                 Ticker        Price       ------------       Actual    Estimated    P/E        P/E       Cap.
Company                          Symbol       6/30/00      Low     High      Calendar   Calendar  Calendar   Calendar     ($MM)
Hunt Corp.                        HUN           10.38       6.63   11.13       0.93       0.96      11.2       10.8       103
General Binding Corp.             GBND           6.69       6.00   24.56      -0.31       0.51        NM       13.1       105
Department 56, Inc.               DFS           11.00       7.44   29.00       2.45       1.61       4.5        6.8       159
Interface, Inc.                   IFSIA          3.81       3.06   10.25       0.45       0.57       8.5        6.7       197
Matthews International Corp.      MATW          29.00      20.00   32.88       1.53       1.72      19.0       16.9       448
Libbey, Inc.                      LBY           32.13      24.63   32.50       2.63       3.00      12.2       10.7       489
Specialty Equipment Cos., Inc.    SEC           27.13      15.00   34.13       2.22       2.05      12.2       13.2       529
Bob Evans Farms, Inc.             BOBE          14.94      12.00   22.06       1.38       1.45      10.8       10.3       552
Urban Shopping Centers, Inc.      URB           33.69      24.00   34.38       3.32       3.65      10.1        9.2       611
Horace Mann Educators Corp.       HMN           15.00      12.63   33.00       1.70       1.59       8.8        9.4       613
Grey Advertising, Inc.            GREY         520.00     322.06  530.00       5.13      24.40     101.4       21.3       646
Graco, Inc.                       GGG           32.50      28.25   36.19       2.75       3.32      11.8        9.8       660
Brady Corp.                       BRC           32.50      24.50   36.31       1.97       2.07      16.5       15.7       737
Longs Drug Stores, Inc.           LDG           21.75      15.94   35.63       1.76       1.90      12.4       11.4       822
HCC Insurance Holdings, Inc.      HCC           18.88       8.00   25.13       1.20       1.30      15.7       14.5       929
IDEX Corp.                        IEX           31.56      22.75   34.75       1.81       2.19      17.4       14.4       937
Lee Enterprises                   LEE           23.31      19.69   32.25       1.57       1.75      14.8       13.3     1,029
RPM, Inc.                         RPM           10.13       8.63   15.06       0.88       0.93      11.5       10.9     1,066
Littelfuse, Inc.                  LFUS          49.00      18.75   50.63       1.16       1.76      42.2       27.8     1,079
Arthur J. Gallagher & Co.         AJG           42.00      23.06   43.44       1.75       1.95      24.0       21.5     1,563
Rouse Company                     RSE           24.75      19.75   25.81       2.98       3.31       8.3        7.5     1,738
International Game Technology     IGT           26.50      16.19   28.94       1.34       1.73      19.8       15.3     1,912
Herman Miller, Inc.               MLHR          25.88      19.13   30.75       1.67       1.87      15.5       13.8     2,036
McCormick & Company, Inc.         MKC           32.50      23.75   36.56       1.69       1.98      19.2       16.4     2,233
Central Newspapers, Inc.          ECP           63.25      27.25   65.88       2.31       2.18      27.4       29.0     2,417
Hasbro, Inc.                      HAS           16.00      13.75   28.63       1.42       1.41      11.3       11.3     2,754
Leggett & Platt, Inc.             LEG           16.50      15.06   28.00       1.45       1.56      11.4       10.6     3,241
The ServiceMaster Co.             SVM           11.38      10.13   18.56       0.71       0.80      16.0       14.2     3,476
MBIA, Inc.                        MBI           48.19      36.31   66.94       4.72       5.13      10.2        9.4     4,741

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Rouse Company and Urban Shopping Center estimates are before depreciation and deferred taxes. NM=Not Meaningful.

ARIEL APPRECIATION FUND
(UNAUDITED)

                                                                           Earnings Per Share
                                                                           ------------------
                                                            52 - Week
                                                              Range           1999       2000       1999       2000      Market
                                 Ticker        Price       ------------       Actual    Estimated    P/E        P/E       Cap.
Company                          Symbol       6/30/00      Low     High      Calendar   Calendar  Calendar   Calendar     ($MM)
Libbey, Inc.                      LBY           32.13      24.63   32.50       2.63       3.00      12.2       10.7       489
Specialty Equipment Cos., Inc.    SEC           27.13      15.00   34.13       2.22       2.05      12.2       13.2       529
Bob Evans Farms, Inc.             BOBE          14.94      12.00   22.06       1.38       1.45      10.8       10.3       552
Longs Drug Stores, Inc.           LDG           21.75      15.94   35.63       1.76       1.90      12.4       11.4       822
Lee Enterprises                   LEE           23.31      19.69   32.25       1.57       1.75      14.8       13.3     1,029
Littelfuse, Inc.                  LFUS          49.00      18.75   50.63       1.16       1.76      42.2       27.8     1,079
Houghton Mifflin Company          HTN           46.69      34.88   52.50       1.62       2.88      28.8       16.2     1,474
McClatchy Co.                     MNI           33.13      28.75   45.13       1.83       2.01      18.1       16.5     1,493
Arthur J. Gallagher & Co.         AJG           42.00      23.06   43.44       1.75       1.95      24.0       21.5     1,563
Whitman Corp.                     WH            12.19      10.38   19.56       0.58       0.65      21.0       18.8     1,662
Harte-Hanks, Inc.                 HHS           25.00      19.06   27.50       1.02       1.21      24.5       20.7     1,708
Rouse Company                     RSE           24.75      19.75   25.81       2.98       3.31       8.3        7.5     1,738
Galileo International, Inc.       GLC           20.88      16.50   58.69       2.24       2.05       9.3       10.2     1,909
International Game Technology     IGT           26.50      16.19   28.94       1.34       1.73      19.8       15.3     1,912
Herman Miller, Inc.               MLHR          25.88      19.13   30.75       1.67       1.87      15.5       13.8     2,036
Sybron Corp.                      SYB           19.81      16.38   33.06       1.25       1.39      15.8       14.3     2,071
McCormick & Company, Inc.         MKC           32.50      23.75   36.56       1.69       1.98      19.2       16.4     2,233
Central Newspapers, Inc.          ECP           63.25      27.25   65.88       2.31       2.18      27.4       29.0     2,417
Hasbro, Inc.                      HAS           16.00      13.75   28.63       1.42       1.41      11.3       11.3     2,754
H&R Block, Inc.                   HRB           32.38      26.94   59.50       2.12       2.30      15.3       14.1     3,186
Leggett & Platt, Inc.             LEG           16.50      15.06   28.00       1.45       1.56      11.4       10.6     3,241
Fortune Brands, Inc.              FO            23.06      21.25   43.00       1.99       2.35      11.6        9.8     3,651
Equifax, Inc.                     EFX           26.25      19.88   36.94       1.55       1.71      16.9       15.4     3,705
CenturyTel, Inc.                  CTL           28.75      24.44   48.75       1.69       1.62      17.0       17.7     4,032
SunGard Data Systems, Inc.        SDS           31.00      16.88   40.00       1.36       1.63      22.8       19.0     4,078
MBIA, Inc.                        MBI           48.19      36.31   66.94       4.72       5.13      10.2        9.4     4,741
T. Rowe Price Associates, Inc.    TROW          42.50      25.88   48.00       1.85       2.20      23.0       19.3     5,132
XL Capital Ltd.                   XL            54.13      39.00   63.50       3.63       4.55      14.9       11.9     6,739
Newell Rubbermaid, Inc.           NWL           25.75      21.00   47.75       1.65       1.99      15.6       12.9     6,863
Franklin Resources, Inc.          BEN           30.38      24.63   43.44       2.01       2.33      15.1       13.0     7,399
Avery Dennison Corp.              AVY           67.13      51.44   78.50       2.55       2.92      26.3       23.0     7,528
Tribune Company                   TRB           35.00      27.88   60.88       1.54       1.39      22.7       25.2     7,994
Pitney Bowes, Inc.                PBI           40.00      35.63   72.50       2.34       2.60      17.1       15.4    10,310
The Clorox Company                CLX           44.81      29.06   58.25       1.61       1.86      27.8       24.1    10,518
Carnival Corp.                    CCL           19.50      18.31   51.88       1.66       1.69      11.7       11.5    11,787
Cardinal Health, Inc.             CAH           74.00      37.00   74.00       2.29       2.80      32.3       26.4    20,373
MBNA Corp.                        KRB           27.13      19.50   33.25       1.21       1.49      22.4       18.2    21,752

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. Rouse Company estimates are before depreciation and deferred taxes.

ARIEL PREMIER BOND

DEAR FELLOW SHAREHOLDER: For the second quarter ended June 30, 2000, the Ariel Premier Bond Fund, Institutional Class gained +1.62% and the Investor Class gained +1.63%, slightly trailing the +1.74% return of the Lehman Brothers Aggregate Bond Index. In keeping with the past two years, yield and spread volatility was the primary theme in the fixed income market again this quarter. A comparison of beginning and ending yield levels that were seemingly the same masked yet another period of volatility, fueled mostly by changing expectations for the economy, interest rate uncertainty and stock market volatility. A stock market decline in early April prompted a decline in yields, followed by a sharp rise in early May as stocks stabilized and the Fed raised interest rates 0.50%. A series of softer economic reports in June led to another rally in yields as the Fed left rates unchanged at their June meeting. Spreads were also volatile over the period.

With the exception of the emerging market sector, where spreads tightened significantly, Treasuries of all durations generally provided the best returns over the past three months. The highest return portfolios for the first half of 2000 were long duration in Treasuries with some exposure to emerging markets. In general, all non-Treasury sectors underperformed as a result of the spread widening, primarily in the first quarter.

As such, Ariel Premier Bond Fund's lagging performance primarily resulted from an underweighting in Treasuries. An exposure to long corporates and Agencies further contributed to the shortfall. Currently, the fund has one primary theme: a short duration exposure. Although the market is priced for Fed easing and a decline in inflation, we anticipate that the Fed will raise rates further by year-end in response to a continued rise in inflation. Despite recent moderation, the growth rate of the economy is still above its long-term potential, and wage and inflation pressures have significant momentum of their own. As such, rather than preparing for a decline, we believe the Fed will work to control any INCREASE in inflation.

The spread overweight of Ariel Premier Bond Fund has been reduced over the second quarter and is now roughly equal to the benchmark. The decline in Treasury yields has distorted spread relationships, making historical comparisons a little less informative. In other words, spreads are not as wide as they appear. Combined with the possibility of further Fed tightening, spreads are a bit vulnerable. Accordingly, the portfolio's overall exposure is neutral, with overweights in Agencies and asset-backed securities offset by underweights in mortgages and corporates.

In general, the Ariel Premier Bond Fund is positioned to perform well in a rising interest rate and a stable to widening spread environment, which we believe is likely to occur over the second half of this year.

Sincerely,

/s/ John W. Rogers, Jr.                    /s/ Kenneth R. Meyer

John W. Rogers, Jr.                        Kenneth R. Meyer
Chairman & CEO                             CEO
Ariel Capital Management, Inc.             Lincoln Capital Management Company

ARIEL PREMIER
BOND FUND

Institutional Class Inception
October 1, 1995

Investor Class Inception
February 1, 1997

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2000 (assume reinvestment of dividends and capital gains)

----------------------------------------------------------------------------------------------------------------
                                   2nd Quarter        YTD        1 Year     3 Year    Life of Fund
----------------------------------------------------------------------------------------------------------------
ARIEL PREMIER BOND FUND, INST. CL.    +1.62%         +3.21%      +3.76%     +5.34%      +5.47%
----------------------------------------------------------------------------------------------------------------
ARIEL PREMIER BOND FUND, INV. CL.     +1.63%         +3.11%      +3.35%     +4.95%      +5.15%
----------------------------------------------------------------------------------------------------------------
LEHMAN BROS. AGGREGATE BOND INDEX     +1.74%         +3.99%      +4.56%     +6.04%      +6.16% (INST.)
                                                                                        +6.14% (INV.)
----------------------------------------------------------------------------------------------------------------

[GRAPH]

ARIEL PREMIER BOND FUND
PORTFOLIO COMPOSITION

ARIEL PREMIER BOND FUND
Asset Backed                           36.4
Commercial Mortgage Backed              4.0
Corporate                              10.4
Government & Agency                    10.1
Cash                                    8.5
Mortgage backed                        30.6

LEHMAN BROS.
Asset Backed                            1.5
Commercial Mortgage Backed              1.5
Corporate                              23.2
Government & Agency                    39.4
Cash                                    0.0
Mortgage backed                        34.4

[GRAPH]


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTED IN ARIEL PREMIER BOND FUND,
INVESTOR CLASS AND COMPARABLE INDEX*

DATE               BOND            LEHMAN
Feb-97           $10,000          $10,000
Jun-97           $10,265          $10,278
Sep-97           $10,573          $10,619
Dec-97           $10,838          $10,932
Mar-98           $10,997          $11,102
Jun-98           $11,234          $11,361
Sep-98           $11,616          $11,841
Dec-98           $11,621          $11,882
Mar-99           $11,611          $11,823
Jun-99           $11,482          $11,719
Sep-99           $11,541          $11,798
Dec-99           $11,509          $11,784
Mar-00           $11,676          $12,044
Jun-00           $11,867          $12,254

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTED IN ARIEL PREMIER BOND FUND,
INSTITUTIONAL CLASS AND COMPARABLE INDEX*


DATE             BOND             LEHMAN
Oct-95        $1,000,000       $1,000,000
Dec-95        $1,035,122       $1,042,614
Jun-96        $1,018,867       $1,029,953
Dec-96        $1,067,709       $1,080,467
Jun-97        $1,101,595       $1,113,887
Dec-97        $1,165,544       $1,184,770
Jun-98        $1,210,570       $1,231,317
Dec-98        $1,254,703       $1,287,699
Jun-99        $1,240,901       $1,270,046
Dec-99        $1,247,569       $1,277,108
Jun-00        $1,287,588       $1,328,017

ARIEL PREMIER BOND FUND SEEKS TO MAXIMIZE TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION BY INVESTING IN HIGH-QUALITY FIXED INCOME SECURITIES. THE FUND MAY INVEST IN INVESTMENT-GRADE BONDS INCLUDING U.S. GOVERNMENT (AND GOVERNMENT AGENCY) SECURITIES, CORPORATE BONDS, MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE FUND'S ASSETS WILL BE INVESTED IN FIXED INCOME SECURITIES RATED A OR BETTER BY THE RECOGNIZED RATING AGENCIES. ARIEL PREMIER BOND FUND WILL NOT INVEST IN "JUNK BONDS" OR OTHER LOW-RATED SECURITIES.


*Statistics represent past performance which is not indicative of future results. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

ARIEL PREMIER BOND FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2000 (UNAUDITED)

 Par Value  ASSET-BACKED SECURITIES-36.40%             Cost       Market Value
$2,500,000  AESOP Funding II LLC,
            2000-1 A, 6.924%, 7/20/2004+               $2,500,000  $2,488,650
 2,410,000  AFC Home Equity Loan
            Trust 2000, 6.733%, 7/25/2030               2,410,000   2,414,218
   550,000  AMEX Credit Acct. Master Trust,
            1998-1 A, 6.701%, 1/17/2006                   550,233     550,071
   885,000  AMEX Credit Acct. Master Trust,
            1999-6 A, 6.698%, 3/15/2005                   887,372     887,389
   700,000  AmeriCredit Auto Receivables,
            98-B A4, 6.06%, 12/12/2002                    699,932     693,259
   750,000  AmeriCredit Auto Receivables,
            99-A A4, 5.88%, 12/12/2005                    749,869     732,900
 1,000,000  AmeriCredit Auto Receivables,
            00-B A3, 6.974%, 9/5/2004                   1,000,000     993,690
   580,000  Associates Auto Rec. Trust
            2000-1 A1, 6.645%, 5/17/2006                  580,000     581,957
   190,000  Associates Auto Rec. Trust
            2000-1 A3, 7.30%, 1/15/2004                   189,991     190,288
   121,441  Associates Manufactured Housing,
            972A-3, 6.275%, 3/15/2028                     121,406     121,336
 1,000,000  Auto Leasing Investors,
            6.177%, 8/12/2005+                          1,000,000     969,930
   550,000  BA Master Credit Card,
            1998-A A, 6.709%, 4/15/2005                   550,551     550,418

 Par Value  ASSET-BACKED SECURITIES-36.40% (cont)      Cost       Market Value
  $650,000  BEA, 1998-2A A2A, 6.72%,
            6/15/2010+                                   $628,968    $572,201
   470,000  Capital One, 2000,
            7.65%, 4/17/2006                              468,277     472,594
 2,235,000  Chase Credit Card Master
            Trust, 2000-2 A, 6.73%,
            7/15/2005                                   2,235,643   2,236,162
   805,000  Chevy Chase Master Credit Card Trust,
            1995-C A, 6.752%, 5/15/2006                   807,627     808,413
   695,000  Circuit City Credit Card, 1995-1A,
            6.375%, 8/15/2005                             704,712     694,270
 1,190,000  CIT Equipment Collateral,
            2000-1 A3, 6.603%, 1/20/2004                1,190,000   1,182,455
 1,320,000  Comm 2000-FL2 A,
            7.023%, 7/15/2010+                          1,320,000   1,326,706
 2,000,000  Contimortgage Home Equity,
            97-4 A5, 6.44%, 12/15/2012                  2,017,085   1,968,320
   586,825  Credit Card Receivables Trust,
            98-1,  6.478%, 12/22/2004+                    589,771     573,727
 1,155,000  Discover Card Master Trust I,
            1997-1 A, 6.773%, 2/16/2005                 1,155,927   1,155,601
   325,000  Discover Card Master Trust I,
            1999-3 A, 6.684%, 9/16/2004                   325,250     325,293
   760,000  Discover Card Master Trust I,
            2000-3 A, 6.714%, 9/16/2005                   760,669     760,380
 2,000,000  EQCC Home Equity,
            973-A9, 6.57%, 2/15/2029                    1,984,208   1,889,640
   465,000  First Chicago Master Trust II,
            1995-0 A, 6.696%, 2/15/2004                   466,533     466,479
   810,000  First Chicago Master Trust II,
            1996-S A, 6.697%, 8/15/2004                   810,516     810,980

 Par Value  ASSET-BACKED SECURITIES-36.40% (cont)      Cost       Market Value
$1,800,000  First Omni, 96-AA,
            6.65%, 9/15/2003                           $1,817,162  $1,792,404
 2,075,000  First USA Credit Card Master Trust,
            1995-2 A, 6.745%, 10/15/2004                2,080,984   2,081,225
   805,000  First USA Credit Card Master Trust,
            1996-1 A, 6.671%, 11/15/2003                  805,840     805,217
   897,771  Fleetwood, 97-B A,
            6.40%, 5/15/2013                              896,652     887,851
 1,255,000  Gracechurch Card Funding PLC,
            1 A, 6.733%, 11/15/2004                     1,256,548   1,259,142
    22,132  Green Tree Financial-MH,
            1995-1 A5, 8.40%, 6/15/2025                    24,232      22,204
   500,000  Green Tree Financial-MH,
            98-4 A4, 6.09%, 2/1/2030                      499,950     495,440
   870,000  Greenpoint Manufacturing,
            2000-1 A2, 7.60%, 11/20/2022                  869,974     867,051
 1,415,000  Healthcare Rec., 99-1,
            6.25%, 2/1/2003+                            1,413,457   1,378,139
   490,000  IKON Rec. 2000-1 A3,
            6.974%, 3/15/2004                             490,000     492,122
   715,747  IMC Excess Cash Flow Sec. Trust,
            97-A A, 7.41%, 11/26/2028+                    715,720     436,606
 1,450,000  J.C. Penney Master Credit Card Trust,
            C A, 9.625%, 6/15/2000                      1,450,000   1,450,000
   745,000  Mellon Residential Funding Corp.,
            2000TBC2 A1, 6.742%, 6/15/2030                745,000     749,433
   510,000  New Holland Equipment Rec. Trust,
            1999-A A4, 6.80%, 12/15/2007+                 505,525     503,691
 2,050,000  Pacific Gas & Electric Co.,
            1997-1 A8, 6.48%, 12/26/2009                1,945,268   1,964,822

 Par Value  ASSET-BACKED SECURITIES-36.40% (cont)      Cost       Market Value
$1,440,000  Prime, 95-1A, 6.75%, 11/15/2005            $1,444,709  $1,423,814
 2,816,980  Railcar Leasing, 971A,
            6.75%, 7/15/2006+                           2,849,941   2,743,288
   484,994  Railcar Trust, 92-A1, 7.75%,
            6/1/2004                                      497,845     485,605
   805,000  Residential Asset Sec. Corp.,
            2000-KS3 AII, 6.717%, 7/25/2031               804,435     805,113
   440,509  Salomon Brothers Mortgage Sec.,
            97LB6A3, 6.76%,12/25/2027                     439,974     437,667
 1,100,000  SASCO 2000-C2 A,
            6.566%, 10/21/2002+                         1,100,000   1,101,881
   795,000  Saxon Asset Securities Trust,
            2000-2 AF1, 6.448%, 5/25/2015                 794,953     794,905
   345,000  Sears Credit Account Master Trust,
            1995-5 A, 6.05%, 2/15/2004                    335,754     335,799
   210,000  Toyota Auto Receivables Owner Trust,
             2000-A A4, 7.21%, 4/15/2007                  209,948     210,504
   757,590  Union Acceptance Corp.,
            97AA2, 6.375%, 10/8/2003                      761,448     753,347
 2,630,000  Union Financial Services Taxable
            Student Loan, 98A A8,
            5.50%, 9/1/2005                             2,614,791   2,488,822
   595,000  WFS Financial Owner Trust,
            2000-A A4, 7.41%, 9/20/2007                   594,876     599,349
 1,880,000  World Financial, 96-AA,
            6.70%, 2/15/2004                            1,885,886   1,871,371
 1,077,873  World Omni Auto Lease, 97-B A3,
            6.18%, 11/25/2003                           1,077,803   1,077,237
   220,000  World Omni Auto Lease, 98-A A2,
            7.126%, 12/15/2004                            220,372     219,934

 Par Value  ASSET-BACKED SECURITIES-36.40% (cont)      Cost       Market Value
$1,755,000  World Omni Auto Lease, 99-A A4,
            6.736%, 10/15/2005                         $1,763,209  $1,764,723
                                                       ----------  ----------

            Total Asset-Backed Securities              59,616,796  58,716,033
                                                       ----------  ----------

            COMMERCIAL MORTGAGE-BACKED SECURITIES-4.03%

   320,000  GMAC Commercial, 97-C1 A3,
            6.869%, 8/15/2007                             304,613     309,793
   966,287  GS Mortgage Securities Corp.,
            98-GL11 A1, 6.312%, 4/13/2031                 986,318     927,964
   717,835  GS Mortgage Securities Corp.,
            99-C1 A1, 5.85%, 11/18/2030                   719,090     680,694
   615,000  JPMC Mortgage Finance Corp.,
            2000-FL1 A, 6.612%, 4/15/2010+                615,000     622,675
   265,000  Lehman Large Loan, 97-LL1 A2,
            6.84%, 9/12/2006                              263,256     260,350
 2,277,273  MLMI, 97-SD1 A,
            7.007%, 4/1/2004+                           2,278,329   2,279,414
   192,527  MLMI, 99-C1 A1,
            7.37%, 6/15/2008                              194,625     192,569
   875,000  Prudential Securities Corp.,
            2000-C1 A1, 7.617%, 6/15/2009                 875,000     877,818
   350,000  Salomon Brothers Mortgage Sec.,
            2000-1 A1, 7.46%, 11/18/2008                  348,289     350,837
     1,831  Starwood Asset Receivables,
            2000-1 A, 6.9512%, 8/25/2003+                   1,831       1,829
                                                       ----------  ----------
            Total Commercial
            Mortgage-Backed Securities                  6,586,351   6,503,943
                                                       ----------  ----------
 Par Value  CORPORATE DEBT-10.43%                      Cost       Market Value
  $925,000  Bank of America, Institutional-B,
            7.70%, 12/31/2026+                           $841,862    $815,553
   550,000  Bestfoods MTN C,
            5.60%, 10/15/2097                             424,434     380,241
   410,000  Boeing Co., 6.875%, 10/15/2043                368,023     358,597

 1,000,000  Citigroup Capital III,
            7.75%, 12/1/2036                            1,035,363     906,052
 1,575,000  Consumers Energy CMS,
            6.20%, 5/1/2003                             1,558,483   1,496,518
 1,310,000  Edison International, Inc.,
            6.875%, 9/15/2004                           1,301,310   1,272,679
 1,000,000  Ford Motor Company,
            6.375%, 2/1/2029                              827,564     816,214
   455,000  International Paper Co.,
            8.125%, 7/8/2005+                             454,576     459,014
 1,020,000  J.C. Penney Co.,
            7.625%, 3/1/2097                              914,506     705,604
   500,000  Kohl's Corp.,
            7.25%, 6/1/2029                               472,528     444,193
   830,000  Liberty Media Group,
            8.25%, 2/1/2030                               823,373     762,455
   655,000  MCI WorldCom, Inc.,
            8.25%, 5/15/2010                              645,171     670,429
   610,000  Mirage Resorts, 7.25%, 8/1/2017               606,959     500,719
   300,000  News America Holdings,
            7.25%, 5/18/2018                              298,071     263,158
   726,234  Northwest Airlines Corp., 1999-2A,
            7.575%, 3/1/2019                              726,234     699,676
   400,000  NRG Energy, Inc., 7.50%, 6/1/2009             399,889     375,938

 Par Value  CORPORATE DEBT-10.43% (cont)               Cost       Market Value
  $400,000  NRG Energy, Inc.,
            9.479%, 9/15/2024+                           $394,963    $406,312
  1,190,000 Park Place Entertainment,
            7.95%, 8/1/2003                             1,181,486   1,173,598
   975,000  Peco Energy Co.,
            7.38%, 4/6/2028                               929,222     810,651
   400,000  PPL Corp., 8.375%, 6/15/2007                  397,576     397,192
   420,000  Provident Companies,
            7.00%, 7/15/2018                              419,872     334,411
   630,000  Safeco Capital Trust, 8.072%,
            7/15/2037                                     630,000     533,030
   415,000  UnumProvident Corp.,
            6.75%, 12/15/2028                             307,251     306,645
   750,000  Virginia Electric Power,
            6.75%, 2/1/2007                               753,214     706,393
   715,000  Vodafone Airtouch,
            7.875%, 2/15/2030+                            696,614     699,790
   560,000  Zurich Capital Trust,
            8.376%, 6/1/2037+                             595,477     520,027
                                                          -------     -------

            Total Corporate Debt                       18,004,021  16,815,089
                                                       ----------  ----------

            U.S. GOVERNMENT AGENCIES-30.91%
 Par Value  MORTGAGE-BACKED SECURITIES--30.60%         Cost       Market Value

22,402,079  Fannie Mae,
            6.50%, 4/1/2029                           $21,179,664 $21,138,691
13,900,000  Fannie Mae,
            7.50%, 7/1/2030(X)                         13,622,000  13,708,736
 3,015,000  Fannie Mae, Benchmark Note,
            7.125%, 3/15/2007                           2,991,622   3,023,804
 7,975,000  Fannie Mae, Benchmark Note,
            7.125%, 1/15/2030                           7,932,310   7,994,714

 Par Value  U.S. GOVERNMENT AGENCIES-30.91% (cont)     Cost       Market Value
$2,540,000  Freddie Mac,
            6.50%, 7/1/2030(X)                         $2,380,456  $2,396,886
 1,153,256  Freddie Mac, Gold,
            6.50%, 11/1/2025                            1,091,080   1,095,487
                                                        ---------   ---------
                                                       49,197,132  49,358,318
                                                       ----------  ----------
            OTHER AGENCY ISSUES--0.31%
   473,002  Government Trust Certificate, Israel
            Trust, Series 2E, 9.40%, 5/15/2002            486,786     481,630
                                                          -------     -------
            Total U.S. Government Agencies             49,683,918  49,839,948
                                                       ----------  ----------

            U.S. GOVERNMENT OBLIGATIONS-9.83%

 9,395,000  U.S. Treasury Bond,
            8.125%, 8/15/2021                          11,300,614  11,456,028
 4,340,000  U.S. Treasury Note,
            7.50%, 11/15/2001                           4,416,970   4,395,608
                                                        ---------   ---------
            Total U.S. Government
            Obligations                                15,717,584  15,851,636
                                                       ----------  ----------

            COMMERCIAL PAPER-17.26%


 3,100,000  American Express Corp.,
            6.77%, 7/7/2000*                            3,097,668   3,097,668
 3,100,000  American General Finance Group,
            6.75%, 7/7/2000*                            3,097,675   3,097,675
 3,100,000  CIT Group Holdings, Inc.,
            6.53%, 7/17/2000*                           3,092,128   3,092,128
 3,100,000  CitiCorp., Inc.,
            6.53%, 7/17/2000*                           3,092,128   3,092,128

 Par Value  COMMERCIALPAPER-17.26%  (cont)              Cost       Market Value
$3,100,000  Deere & Co.,
            6.53%, 7/17/2000*                          $3,092,128  $3,092,128
 3,100,000  Ford Motor Credit,
            6.53%, 7/17/2000*                           3,092,128   3,092,128
 3,100,000  General Electric Capital Corp.,
            6.53%, 7/17/2000*                           3,092,128   3,092,128
 3,100,000  Prudential Funding Corp.,
            6.76%, 7/7/2000*                            3,097,672   3,097,672
 3,100,000  Wells Fargo & Co.,
            6.53%, 7/17/2000*                           3,092,128   3,092,128
                                                        ---------   ---------
            Total Commercial Paper                     27,845,783  27,845,783
                                                       ----------  ----------

 Principal  REPURCHASE AGREEMENT-2.40%
    Amount

3,875,518   State Street Bank & Trust Company
            Repurchase Agreement, 4.250%,
            dated 6/30/2000,
            repurchase price $3,876,890
            maturing 7/3/2000
            (collateralized by U.S. Treasury Note,
            4.625%, 12/31/2000)                         3,875,518   3,875,518
                                                        ---------   ---------


            Total Repurchase Agreement                  3,875,518   3,875,518
                                                        ---------   ---------
            Total Investments-111.26%                 181,329,971 179,447,950
                                                      ===========

            Liabilities less Other Assets-(11.26)%                (18,154,519)
                                                                   ----------

           NET ASSETS-100.00%                                    $161,293,431
                                                                 ============


+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

(X)    When-issued security.

* Security pledged as collateral for when-issued purchase commitment outstanding as of June 30, 2000.

BOARD OF TRUSTEES

BERT N. MITCHELL, C.P.A. Bert is founder and chairman of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds B.B.A., M.B.A. and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. He serves on the board of BJ's Wholesale Club, Inc.

MARIO L. BAEZA, ESQ. Chairman and CEO of TCW/Latin America Partners, L.L.C., Mario is widely regarded as a preeminent expert in business and legal issues in Latin America. He received a B.A. from Cornell University and a J.D. from Harvard Law School, where he later taught.

JAMES W. COMPTON Jim serves as the president and CEO of the Chicago Urban League, which has worked to eliminate racial discrimination and segregation since 1916. He has a B.A. degree from Morehouse College and serves on the board of directors of Unicom/Commonwealth Edison.

WILLIAM C. DIETRICH, C.P.A. Bill serves as director of finance and administration of Streamline.com, Inc.-Washington Division. He has a B.A. from Georgetown University and serves on the board and program staff of the Shalem Institute, an internationally known ecumenical organization.

ROYCE N. FLIPPIN, JR. Royce is president of Flippin Associates, a broad-based consulting firm providing strategic and implementation services in the management of critical needs for the public and private sectors. Formerly, he was director of program advancement for the Massachusetts Institute of Technology. He earned his A.B. from Princeton University and an M.B.A. from Harvard Business School. Royce is on the board of several corporations and non-profit institutions.

JOHN G. GUFFEY, JR. Currently, John is director and treasurer of Silby Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a B.S. from the University of Pennsylvania's Wharton School. He does volunteer work and holds directorships with various local and national non-profit organizations.

MELLODY HOBSON As president of Ariel Capital Management, Inc., Mellody has responsibilities related to firmwide management and strategic planning. Additionally, she oversees the servicing of Ariel Capital Management, Inc.'s institutional clients as well as the marketing of the Ariel Mutual Funds. She received an A.B. from Princeton University's Woodrow Wilson School. She serves as a director of the Chicago Public Library and the Field Museum, as well as the Civic Federation of Chicago. Mellody works with a variety of civic institutions, including those affiliated with Princeton.

CHRISTOPHER G. KENNEDY Chris is executive vice president of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart in Chicago; Market Square in High Point, North Carolina; The Washington Design Center; and the Architects & Designers Building in New York City. He earned his B.A. from Boston College and his M.B.A. at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on a variety of civic and corporate boards, including Interface Floor Covering Company and the Rehabilitation Institute of Chicago.

ERIC T. MCKISSACK, C.F.A. In the capacity of vice chairman and co-chief investment officer of Ariel Capital Management, Inc., Eric is responsible for co-managing client and mutual fund portfolios. He received a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and earned his M.B.A. from the University of California at Berkeley. He has earned the Chartered Financial Analyst designation. Eric serves on a variety of civic and corporate boards.

JOHN W. ROGERS, JR. John is founder, chairman and CEO of Ariel Capital Management, Inc. Additionally, as the firm's Co-Chief Investment Officer, he manages Ariel's small-cap institutional portfolios as well as Ariel Fund, the firm's flagship mutual fund product. John serves on the board of directors of Aon Corporation; Bank One Corporation; Burrell Communications Group, Inc.; GATX Corporation; and Unicom/Commonwealth Edison. He also serves on a number of civic boards.

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ARIEL MUTUAL FUNDS

Ariel Investment Trust
307 North Michigan Avenue
Suite 500
Chicago, Illinois 60601
800.292.7435
www.arielmutualfunds.com




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